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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K


                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)    July 2, 1996


                             PEOPLE'S BANK
         (Exact Name of Registrant as Specified in its Charter)



                             Connecticut
             (State or Other Jurisdiction of Incorporation)


             33-99506                            06-1213065
     (Commission File Number)        (I.R.S. Employer Identification No.)


   850 Main Street, Bridgeport, Connecticut              06604
(Address of Principal Executive Offices)               (Zip Code)


                            (203) 338-7171
          (Registrant's Telephone Number, Including Area Code)


                             Not Applicable
      (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events.

        The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits.

       (c)  Exhibits.


Exhibit
  No.      Document Description
- -------    --------------------

1          Underwriting Agreement.

4.1        Series 1996-1 Supplement to the Pooling and Servicing Agreement.

4.2        Interest Rate Caps.

20         Monthly Servicer's Certificate.




                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PEOPLE'S BANK



Dated:  July 15,  1996                 By:/s/ William T. Kosturko
                                          -------------------------------
                                          Name: William T. Kosturko
                                          Title: Executive Vice President




                            INDEX TO EXHIBITS


Exhibit                                                       Sequential
  No.      Document Description                                Page No.
- -------    --------------------                               ----------

1          Underwriting Agreement.............................    ___

4.1        Series 1996-1 Supplement to the Pooling and
           Servicing Agreement................................    ___

4.2        Interest Rate Caps.................................    ___

20         Monthly Servicer's Certificate.....................    ___